UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                February 19, 2008
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                           0-15782              48-0905805
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).




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Item 2.02: Results of Operations and Financial Condition

     The information furnished in Item 2.02 - "Results of Operations and Financial Condition" of this Current Report on Form 8-K and the Exhibit attached hereto as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

     On February 19, 2008, CEC Entertainment, Inc. issued a press release announcing financial results for the fiscal fourth quarter and fiscal year ended December 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In the press release, CEC Entertainment, Inc. has included as a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), net income (loss) excluding income taxes, net interest expense, depreciation, amortization, asset write-offs, and stock-based compensation ("Adjusted EBITDA"), and cash provided by operating activities less capital expenditures ("Free Cash Flow"). In the press release, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles
("GAAP") in the United States. In addition, the Company has provided in the press release the reasons why it believes these non-GAAP financial measures provide useful information to investors.

Item 9.01: Financial Statements and Exhibits

     Pursuant to General Instruction B.2 of Form 8-K, the following Exhibit is furnished with this Form 8-K:

     (d) Exhibits

     99.1 Press Release of CEC Entertainment, Inc. dated February 19, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  February 19, 2008                    By: /s/ Christopher D. Morris
                                                -----------------------------
                                                Christopher D. Morris
                                                Executive Vice President
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1     Press Release of CEC Entertainment, Inc. dated February 19, 2008.